SECURITIES AND EXCHANGE COMMISSION

                        Washington, D. C.    20549


                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                      Date of Report: March 4, 1994
                     (Date of earliest event reported)


                MINNESOTA MINING AND MANUFACTURING COMPANY
          (Exact name of registrant as specified in its charter)


                              File No. 1-3285
                          (Commission File Number)



           Delaware                        41-0417775
(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)       Identification Number)



            3M Center                         55144-1000
      St. Paul, Minnesota                     (Zip Code)
(Address of principal executive offices)


                              (612) 733-1110
                         (Registrant's telephone,
                           including area code)

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Item 5. Other Events

A Houston, Texas jury has found against 3M and two other companies in a mammary implant suit, awarding $12.9 million in compensatory damages and $15 million in punitive damages ($14 million of the punitive damages were assessed against 3M) to three plaintiffs. 3M plans to file an appeal. If the decision is not reversed on appeal, the company expects payment of any such award to be covered by insurance.









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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.



                                MINNESOTA MINING AND
                                MANUFACTURING COMPANY



                                By  /s/ Dwight A. Peterson
                                      Dwight A. Peterson
                                      Vice President
                                      and Treasurer



Date March 4, 1994



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